UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 28, 1997




                      ATLANTIC CENTRAL ENTERPRISES LIMITED
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



Bermuda                            0-21891                      Not Applicable
--------------------------------------------------------------------------------
(State or other            (Commission File Number            (I.R.S. Employer
jurisdiction of                                                 Identification
incorporation)                                                     Number)


             Cedar House, 41 Cedar Avenue, Hamilton, HM 12, Bermuda
             ------------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 441-295-2244



              Total sequentially numbered pages in this document: 6

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

1. Atlantic Central Enterprises Limited (the "Company") and Peat Marwick LLP ("KPMG") have mutually agreed to terminate their client-auditor relationship, effective May 28, 1997.

2. The Report of KPMG on Pharma Patch PLC's consolidated financial statements as of and for the fiscal year ended February 29, 1996 and the Report of KPMG on the Company's balance sheet as of August 7, 1996 (an audit done in connection with the proposed reorganization of Pharma Patch PLC) did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

3. In connection with either of the audits referred to in 2 above, and the subsequent interim period through May 28, 1997, there were no disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in their reports.

4. The decision to terminate the client-auditor relationship between the Company and KPMG was initiated by KPMG, and the Company's Board of Directors accordingly, did not participate in the decision to change independent accountants.

5. The Company has requested KPMG to furnish to it a letter addressed to the Company stating whether it agrees with the above statements. A copy of that letter dated May 30, 1997 is attached to this Form 8-K as Exhibit 16.1

6.    On May 30, 1997, the Company engaged Moore Stephens, PC as its auditors.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      16.   Letter dated May 28, 1997, from KPMG

      16.1  Letter dated May 30, 1997 from KPMG

                                   SIGNATURES


      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               ATLANTIC CENTRAL ENTERPRISES LIMITED
                               ------------------------------------
                                          (Registrant)



Date: May 30, 1997             By:/s/ Murray D. Watson
                               -------------------------------------------------
                               Murray D. Watson
                               Chairman of the Board and Chief Executive Officer

                                INDEX TO EXHIBITS
                                -----------------


Exhibit                                                                 Page
Number            Description                                           Number
------            -----------                                           ------

16.               Letter dated May 28, 1997 from KPMG                     5

16.1              Letter dated May 30, 1997 from KPMG                     6